Exhibit 99.2

Supplemental Operating and Financial Data

Second Quarter 2016

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top 30 Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Occupancy and Leasing Analysis	20
Capital Summary - Expenditures & Leasing Commitments	21
Tenants Representing 1% or More of Annualized Rental Revenue	22
Same Property Lease Expiration Schedule	23
Property Detail	24
Disposed Property Detail	26

Additional Support
Common & Potential Common Shares	27
Definitions	28

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of		%
Properties	Sq. Feet	Leased
45	20,675	90.3%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President,
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
RBC Capital Markets	Rich Moore	(440) 715-2646	rich.moore@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
OPERATING INFORMATION
Ending property count (1)	45	60	65	67	86
Ending square footage (1)(2)	20,675	23,037	23,952	25,258	29,357
Percent leased (1)	90.3%	91.4%	91.4%	91.9%	90.6%
Total revenues	$145,367	$137,135	$138,934	$159,208	$203,694
NOI	93,974	79,877	75,114	85,637	114,008
Cash Basis NOI	74,809	76,856	74,543	84,743	109,770
Adjusted EBITDA	84,036	69,634	64,755	75,697	103,790
NOI margin	64.6%	58.2%	54.1%	53.8%	56.0%
Cash Basis NOI margin	59.3%	57.3%	53.9%	53.5%	55.0%
Net income	87,844	46,402	43,145	30,466	12,616
Net income attributable to EQC common shareholders	71,254	39,421	36,164	23,485	5,635
FFO attributable to EQC common shareholders	45,679	38,799	31,839	24,214	77,238
Normalized FFO attributable to EQC common shareholders	53,591	37,314	34,439	46,383	67,763
SHARES OUTSTANDING AND PER SHARE DATA (3)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	125,533	125,503	126,350	126,350	129,760
Dilutive restricted share units ("RSU"s) (3)	1,429	1,754	1,143	1,139	803
Dilutive Series D Convertible Preferred Shares outstanding(4)	—	—	—	—	—
Preferred Stock outstanding (4) (5)	4,915	15,915	15,915	15,915	15,915
Weighted Average Shares Outstanding
Weighted average common shares outstanding - basic	125,508	125,840	126,350	128,739	129,733
Weighted average common shares outstanding - diluted	126,937	127,522	127,493	129,878	130,537
Net income attributable to EQC common shareholders - basic	$0.57	$0.31	$0.29	$0.18	$0.04
Net income attributable to EQC common shareholders - diluted	0.56	0.31	0.28	0.18	0.04
Normalized FFO attributable to EQC common shareholders - diluted	0.42	0.29	0.27	0.36	0.52
BALANCE SHEET
Total assets	$4,911,775	$5,103,149	$5,231,164	$5,310,063	$5,532,959
Total liabilities	1,713,137	1,715,778	1,862,677	1,982,855	2,145,729
ENTERPRISE VALUE
Total debt (book value)	$1,557,557	$1,557,839	$1,697,116	$1,813,893	$1,958,605
Less: Cash and cash equivalents	(1,772,337)	(1,742,128)	(1,802,729)	(1,649,162)	(1,286,902)
Plus: Market value of preferred shares (at end of period)	128,434	402,991	403,792	400,702	400,246
Plus: Market value of diluted common shares (at end of period)	3,698,408	3,591,179	3,535,381	3,472,798	3,351,558
Total enterprise value	$3,612,062	$3,809,881	$3,833,560	$4,038,231	$4,423,507
RATIOS
Net debt / enterprise value	(5.9)%	(4.8)%	(2.8)%	4.1%	15.2%
Net debt / annualized adjusted EBITDA	(0.6)x	(0.7)x	(0.4)x	0.5x	1.6x
Adjusted EBITDA / interest expense	3.9x	3.1x	2.7x	3.0x	3.7x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
We grant restricted share units ("RSU"s) to certain employees, officers, and the Chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(4)
As of June 30, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. We exclude these shares from dilutive shares outstanding on June 30, 2016, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(5)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	June 30, 2016	December 31, 2015
ASSETS
Real estate properties:
Land	$328,351	$389,410
Buildings and improvements	3,074,591	3,497,942
	3,402,942	3,887,352
Accumulated depreciation	(828,786)	(898,939)
	2,574,156	2,988,413
Properties held for sale	150,766	—
Acquired real estate leases, net	70,724	88,760
Cash and cash equivalents	1,772,337	1,802,729
Restricted cash	33,777	32,245
Rents receivable, net of allowance for doubtful accounts of $4,431 and $7,715, respectively	169,800	174,676
Other assets, net	140,215	144,341
Total assets	$4,911,775	$5,231,164

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,312,707	1,450,606
Mortgage notes payable, net	244,850	246,510
Liabilities related to properties held for sale	1,687	—
Accounts payable and accrued expenses	117,363	123,587
Assumed real estate lease obligations, net	2,761	4,296
Rent collected in advance	24,615	27,340
Security deposits	9,154	10,338
Total liabilities	$1,713,137	$1,862,677

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 0 and 11,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $0 and $275,000, respectively (1)	—	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 125,533,376 and 126,349,914 shares issued and outstanding, respectively	1,255	1,263
Additional paid in capital	4,398,033	4,414,611
Cumulative net income	2,467,955	2,333,709
Cumulative other comprehensive loss	(2,234)	(3,687)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(673,766)	(650,195)
Total shareholders’ equity	$3,198,638	$3,368,487
Total liabilities and shareholders’ equity	$4,911,775	$5,231,164

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	June 30, 2016	December 31, 2015
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$158,266	$157,600
Accounts receivable, net of allowance for doubtful accounts	11,534	17,076
Rents receivable, net of allowance for doubtful accounts	$169,800	$174,676

Capitalized lease incentives, net	$9,888	$9,124
Deferred financing fees, net	4,172	4,980
Deferred leasing costs, net	104,929	110,228
Other	21,226	20,009
Other assets, net	$140,215	$144,341

Accounts payable	$4,157	$5,321
Accrued interest	16,665	19,971
Accrued taxes	33,966	36,724
Accrued capital expenditures	21,262	21,136
Accrued leasing costs	8,412	802
Other accrued liabilities	32,901	39,633
Accounts payable and accrued expenses	$117,363	$123,587

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues
Rental income	$121,735	$163,697	$231,623	$331,669
Tenant reimbursements and other income	23,632	39,997	50,879	85,080
Total revenues	$145,367	$203,694	$282,502	$416,749

Expenses:
Operating expenses	$51,393	$89,686	$108,651	$187,557
Depreciation and amortization	37,331	53,637	73,582	116,336
General and administrative	12,177	10,911	25,489	27,469
Loss on asset impairment	43,736	15,258	43,736	17,162
Total expenses	$144,637	$169,492	$251,458	$348,524

Operating income	$730	$34,202	$31,044	$68,225

Interest and other income	2,204	728	4,171	4,176
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $949, $(177), $1,932 and $(148), respectively)	(21,300)	(27,973)	(43,647)	(57,815)
Gain (loss) on early extinguishment of debt	—	10,426	(118)	9,998
Foreign currency exchange gain (loss)	—	856	(5)	856
Gain (loss) on sale of properties	106,375	(2,708)	143,041	3,160
Income before income taxes	88,009	15,531	134,486	28,600
Income tax expense	(165)	(2,915)	(240)	(2,354)
Net income	$87,844	$12,616	$134,246	$26,246
Preferred distributions	(6,981)	(6,981)	(13,962)	(13,962)
Excess fair value of consideration paid over carrying value of preferred shares (1)	(9,609)	—	(9,609)	—
Net income attributable to Equity Commonwealth common shareholders	$71,254	$5,635	$110,675	$12,284

Weighted average common shares outstanding — basic (2)	125,508	129,733	125,674	129,714
Weighted average common shares outstanding — diluted (2)	126,937	130,537	127,229	130,205

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.57	$0.04	$0.88	$0.09
Diluted	$0.56	$0.04	$0.87	$0.09

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the three and six months ended June 30, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

ADDITIONAL INCOME STATEMENT INFORMATION
(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Month Ended June 30,
	2016	2015	2016	2015

Additional Income Statement Information
Non-recurring general and administrative
Shareholder litigation and transition related expenses (1)	$35	$(215)	$1,137	$3,257
Transition services fee paid to RMR (2)	—	180	—	2,415

(1)
Shareholder litigation and transition related expenses within general and administrative for the three and six months ended June 30, 2016 is primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. Approximately $16.7 million was reimbursed to Related/Corvex during 2014, and on August 4, 2015, we reimbursed $8.4 million to Related/Corvex under the terms of the shareholder-approved agreement. An additional $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) from August 1, 2015 through July 31, 2016. As of June 30, 2016, the fair value of this liability is $8.4 million. No shareholder litigation related expenses were incurred during 2016.

(2)	Amounts represent general and administrative expenses under our now-terminated business management agreement with our former manager.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$121,735	$163,697	$231,623	$331,669
Tenant reimbursements and other income	23,632	39,997	50,879	85,080
Operating expenses	(51,393)	(89,686)	(108,651)	(187,557)
NOI	$93,974	$114,008	$173,851	$229,192
Straight line rent adjustments	(5,599)	(1,864)	(9,430)	(1,683)
Lease value amortization	3,867	1,793	4,988	3,267
Lease termination fees	(17,433)	(4,167)	(17,744)	(6,116)
Cash Basis NOI	$74,809	$109,770	$151,665	$224,660
Cash Basis NOI from non-same properties (1)	(7,103)	(37,996)	(18,225)	(84,154)
Same Property Cash Basis NOI	$67,706	$71,774	$133,440	$140,506
Non-cash rental income and lease termination fees from same properties	18,605	655	21,101	(1,401)
Same Property NOI	$86,311	$72,429	$154,541	$139,105

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$86,311	$72,429	$154,541	$139,105
Non-cash rental income and lease termination fees from same properties	(18,605)	(655)	(21,101)	1,401
Same Property Cash Basis NOI	$67,706	$71,774	$133,440	$140,506
Cash Basis NOI from non-same properties (1)	7,103	37,996	18,225	84,154
Cash Basis NOI	$74,809	$109,770	$151,665	$224,660
Straight line rent adjustments	5,599	1,864	9,430	1,683
Lease value amortization	(3,867)	(1,793)	(4,988)	(3,267)
Lease termination fees	17,433	4,167	17,744	6,116
NOI	$93,974	$114,008	$173,851	$229,192
Depreciation and amortization	(37,331)	(53,637)	(73,582)	(116,336)
General and administrative	(12,177)	(10,911)	(25,489)	(27,469)
Loss on asset impairment	(43,736)	(15,258)	(43,736)	(17,162)
Operating Income	$730	$34,202	$31,044	$68,225

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended June 30,			As of and for the Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change
Properties	45	45		45	45
Square Feet (1)	20,675	20,542		20,675	20,542
% Leased	90.3%	91.3%	(1.0)%	90.3%	91.3%	(1.0)%

Rents, tenant reimbursements and other income	$114,960	$119,892	(4.1)%	$232,034	$238,597	(2.8)%
Straight line rent adjustment	5,125	555		8,481	(1,682)
Lease value amortization	(3,874)	(1,463)		(5,005)	(2,870)
Lease termination fees	17,354	1,563		17,625	3,151
Total revenue	133,565	120,547	10.8%	253,135	237,196	6.7%
Operating expenses	(47,254)	(48,118)	(1.8)%	(98,594)	(98,091)	0.5%
NOI	$86,311	$72,429	19.2%	$154,541	$139,105	11.1%
NOI Margin	64.6%	60.1%		61.1%	58.6%

Straight line rent adjustment	$(5,125)	$(555)		$(8,481)	$1,682
Lease value amortization	3,874	1,463		5,005	2,870
Lease termination fees	(17,354)	(1,563)		(17,625)	(3,151)
Cash Basis NOI	$67,706	$71,774	(5.7)%	133,440	140,506	(5.0)%
Cash Basis NOI Margin	58.9%	59.9%		57.5%	58.9%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net income	$87,844	$12,616	$134,246	$26,246
Interest expense	21,300	27,973	43,647	57,815
Income tax expense	165	2,915	240	2,354
Depreciation and amortization	37,331	53,637	73,582	116,336
EBITDA	$146,640	$97,141	$251,715	$202,751
Loss on asset impairment	43,736	15,258	43,736	17,162
(Gain) loss on early extinguishment of debt	—	(10,426)	118	(9,998)
Shareholder litigation costs and transition-related expenses	35	(215)	1,137	3,257
Transition services fee	—	180	—	2,415
(Gain) loss on sale of properties	(106,375)	2,708	(143,041)	(3,160)
Foreign currency exchange (gain) loss	—	(856)	5	(856)
Adjusted EBITDA	$84,036	$103,790	$153,670	$211,571

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Calculation of FFO
Net income	$87,844	$12,616	$134,246	$26,246
Real estate depreciation and amortization	37,064	53,637	73,108	116,336
Loss on asset impairment	43,736	15,258	43,736	17,162
(Gain) loss on sale of properties	(106,375)	2,708	(143,041)	(3,160)
FFO attributable to Equity Commonwealth	62,269	84,219	108,049	156,584
Preferred distributions	(6,981)	(6,981)	(13,962)	(13,962)
Excess fair value of consideration paid over carrying value of preferred shares (1)	(9,609)	—	(9,609)	—
FFO attributable to EQC Common Shareholders	$45,679	$77,238	$84,478	$142,622

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$45,679	$77,238	$84,478	$142,622
Lease value amortization	3,867	1,793	4,988	3,267
Straight line rent adjustments	(5,599)	(1,864)	(9,430)	(1,683)
(Gain) loss on early extinguishment of debt	—	(10,426)	118	(9,998)
Minimum cash rent from direct financing lease (2)	—	2,032	—	4,064
Interest earned from direct financing lease	—	(119)	—	(260)
Shareholder litigation and transition related expenses (3)	35	(215)	1,137	3,257
Transition services fee	—	180	—	2,415
Gain on sale of securities	—	—	—	(3,080)
Foreign currency exchange (gain) loss	—	(856)	5	(856)
Excess fair value of consideration paid over carrying value of preferred shares (1)	9,609	—	9,609	—
Normalized FFO attributable to EQC Common Shareholders	$53,591	$67,763	$90,905	$139,748

Weighted average common shares outstanding -- basic (4)	125,508	129,733	125,674	129,714
Weighted average common shares outstanding -- diluted (4)	126,937	130,537	127,229	130,205
FFO attributable to EQC common shareholders per share -- basic	$0.36	$0.60	$0.67	$1.10
FFO attributable to EQC common shareholders per share -- diluted	$0.36	$0.59	$0.66	$1.10
Normalized FFO attributable to EQC common shareholders per share -- basic	$0.43	$0.52	$0.72	$1.08
Normalized FFO attributable to EQC common shareholders per share -- diluted	$0.42	$0.52	$0.71	$1.07

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to FFO attributable to Equity Commonwealth common shareholders for the three and six months ended June 30, 2016.

(2)
Amounts relate to contractual cash payments (including management fees) from one tenant at Arizona Center. Arizona Center was sold during the fourth quarter of 2015. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $119 and $260 for the three and six months ended June 30, 2015, respectively.

(3)
Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability. No shareholder litigation related expenses were incurred during 2016.

(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of June 30, 2016
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.72%	$—	1/28/2019	$—	2.6
Term loan (LIBOR + 140 bps) (2)	1.87%	200,000	1/28/2020	200,000	3.6
Term loan (LIBOR + 180 bps) (2)	2.27%	200,000	1/28/2022	200,000	5.6
Total / weighted average unsecured floating rate debt	2.07%	$400,000		$400,000	4.6

Unsecured Fixed Rate Debt:
6.25% Senior Unsecured Notes Due 2017	6.25%	250,000	6/15/2017	250,000	1.0
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	250,000	1.5
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	250,000	4.2
5.75% Senior Unsecured Notes Due 2042 (3)	5.75%	175,000	8/1/2042	175,000	26.1
Total / weighted average unsecured fixed rate debt	6.16%	$925,000		$925,000	6.8

Secured Debt:
Secured Fixed Rate Debt:
Parkshore Plaza	5.67%	41,275	5/1/2017	41,275	0.8
1735 Market Street (4)	5.66%	168,616	12/2/2019	160,710	3.4
206 East 9th Street	5.69%	27,281	1/5/2021	24,836	4.5
33 Stiles Lane	6.75%	2,603	3/1/2022	—	5.7
97 Newberry Road	5.71%	6,142	3/1/2026	—	9.7
Total / weighted average secured fixed rate debt	5.68%	$245,917		$226,821	3.3

Total / weighted average (5)	5.04%	$1,570,917		$1,551,821	5.7

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of June 30, 2016. The interest rate presented is as of June 30, 2016, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of June 30, 2016. The interest rate presented is as of June 30, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)	The 5.75% senior unsecured notes due 2042 are callable at par on or after August 1, 2017.
(4)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(5)
Total debt outstanding as of June 30, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,557. Net unamortized deferred financing fees related to our revolving credit facility of $4,172 are included in other assets, net on our condensed consolidated balance sheets as of June 30, 2016.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt		Total		Weighted Average Interest Rate
2016	$—		$—		$1,701		$1,701		5.8%
2017	—		250,000		44,865		294,865		6.2%
2018	—		250,000		3,847		253,847		6.6%
2019	—		—		164,613	(2)	164,613		5.7%
2020	200,000	(1)	250,000		1,674		451,674		4.1%
2021	—		—		25,982		25,982		5.7%
2022	200,000	(1)	—		799		200,799		2.3%
2023	—		—		702		702		5.7%
2024	—		—		743		743		5.7%
2025	—		—		787		787		5.7%
Thereafter	—		175,000	(3)	204		175,204		5.7%
Total	$400,000		$925,000		$245,917		$1,570,917	(4)	5.0%

Percent	25.5%		58.9%		15.7%		100.0%

(1)
Represents amounts outstanding on EQC's term loans as of June 30, 2016. The interest rate presented is as of June 30, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(2)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(3)	The 5.75% senior unsecured notes due 2042 are callable at par on or after August 1, 2017.
(4)
Total debt outstanding as of June 30, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,557. Net unamortized deferred financing fees related to our revolving credit facility of $4,172 are included in other assets, net on our condensed consolidated balance sheets as of June 30, 2016.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Leverage Ratios
Total debt / total assets	31.7%	30.5%	32.4%	34.2%	35.4%
Total debt / total market capitalization	28.9%	28.1%	30.1%	31.9%	34.3%
Total debt + preferred stock / total market capitalization	31.3%	35.3%	37.3%	38.9%	41.3%
Total debt / annualized adjusted EBITDA	4.6x	5.6x	6.6x	6.0x	4.7x
Total debt + preferred stock / annualized adjusted EBITDA	5.0x	7.0x	8.1x	7.3x	5.7x
Net debt / enterprise value	(5.9)%	(4.8)%	(2.8)%	4.1%	15.2%
Net debt + preferred stock / enterprise value	(2.4)%	5.7%	7.8%	14.0%	24.2%
Net debt / annualized adjusted EBITDA	(0.6)x	(0.7)x	(0.4)x	0.5x	1.6x
Net debt + preferred stock / annualized adjusted EBITDA	(0.3)x	0.8x	1.2x	1.9x	2.6x
Secured debt / total assets	5.0%	4.8%	4.7%	6.9%	9.2%
Variable rate debt (1) / total debt	25.7%	25.7%	23.6%	22.1%	20.4%
Variable rate debt (1) / total assets	8.1%	7.8%	7.6%	7.5%	7.2%

Coverage Ratios
Adjusted EBITDA / interest expense	3.9x	3.1x	2.7x	3.0x	3.7x
Adjusted EBITDA / interest expense + preferred distributions	3.0x	2.4x	2.1x	2.4x	3.0x

Public Debt Covenants
Debt / adjusted total assets (2) (maximum 60%)	27.2%	26.4%	27.9%	29.5%	29.9%
Secured debt / adjusted total assets (2) (maximum 40%)	4.3%	4.1%	4.0%	5.9%	7.8%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.0x	3.1x	2.9x	3.1x	3.3x
Total unencumbered assets (2) / unsecured debt (minimum 150% / 200%)	399.2%	412.7%	386.9%	378.3%	394.7%

(1)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(2)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
Executive Park	Atlanta	GA	1	427,443	72.8%	$50,865	$29,365	$4,990
3330 N Washington Blvd	Arlington	VA	1	55,719	15.3%	11,250	5,519	273
111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	60,500	44,577	8,169
Total Q1 Dispositions			3	856,831	72.7%	$122,615	$79,461	$13,432

633 Ahua Street (2)	Honolulu	HI	1	93,141	81.5%	$29,000	$12,545	$1,808
1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	17,700	7,024	2,337
Downtown Austin Portfolio	Austin	TX	2	115,540	89.9%	32,600	10,835	3,094
Lakewood on the Park	Austin	TX	1	180,558	84.1%	37,100	22,371	3,516
Leased Land (Vineyards)	Gonzalez	CA	1	—	—%	48,450	28,957	2,965
9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	17,200	13,711	2,433
Movie Theaters	Multiple	Multi.	6	551,960	100.0%	109,100	62,082	$7,751
Total Q2 Dispositions			13	1,183,166	94.7%	$291,150	$157,525	$23,904

Total Disposed Year-to-Date			16	2,039,997	85.5%	$413,765	$236,986	$37,336
The dispositions above resulted in a gain on sale of properties of $106.4 million and $143.0 million for the three and six months ended June 30, 2016, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	633 Ahua Street is a self storage facility with 778 units.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of June 30, 2016
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.3%	$47,073	$378,001	$337,654	2011	2001
2	1500 Market Street	Philadelphia	PA	1	1,773,967	92.9%	38,602	296,171	212,824	2002	1974
3	1735 Market Street	Philadelphia	PA	1	1,290,678	66.5%	26,041	297,469	182,455	1998	1990
4	1225 Seventeenth Street	Denver	CO	1	672,465	92.6%	21,900	153,655	129,825	2009	1982
5	1600 Market Street	Philadelphia	PA	1	825,968	85.9%	20,480	133,896	76,513	1998	1983
6	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	19,750	152,834	128,858	2009	2008
7	111 Monument Circle	Indianapolis	IN	2	1,121,764	86.6%	19,066	150,354	134,916	2012	1990
8	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	94.6%	16,586	91,768	78,737	2010	2005
9	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	127,960	2011	2008
10	North Point Office Complex	Cleveland	OH	2	873,335	80.0%	15,616	125,128	100,912	2008	1988
11	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.9%	13,221	76,529	51,082	2005	1977
12	111 Market Place	Baltimore	MD	1	569,617	99.3%	12,786	77,474	51,510	2003	1990
13	Foster Plaza	Pittsburgh	PA	8	727,365	86.0%	12,463	75,683	55,009	2005	1993
14	Bridgepoint Square	Austin	TX	5	440,007	94.4%	12,312	89,373	50,991	1997	1995
15	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,635	59,706	1998	1976
16	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	88.2%	11,084	81,056	68,215	2010	1989
17	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,579	46,160	26,762	1995	1915
18	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	94.8%	10,550	55,469	47,964	2010	2006
19	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,664	34,302	24,722	2004	1982
20	1250 H Street, NW	Washington	DC	1	196,489	90.0%	7,911	71,916	44,677	1998	1992
21	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,379	63,610	54,531	2010	2007
22	25 S. Charles Street	Baltimore	MD	1	343,815	93.7%	7,270	38,504	25,365	2004	1972
23	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,034	65,718	45,772	2004	2002
24	600 108th Avenue NE	Bellevue	WA	1	256,829	98.9%	6,941	49,541	37,109	2004	2012
25	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	53,874	2009	2006
26	206 East 9th Street	Austin	TX	1	170,052	94.0%	6,210	49,006	44,733	2012	1984
27	Cherrington Corporate Center	Moon Township	PA	7	454,890	63.2%	6,164	72,307	50,691	1998; 1999	1997
28	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,407	70,362	56,756	2005	1999
29	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,472	19,818	1998	1986
30	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	99.7%	3,605	21,272	13,157	1999	1974
	Subtotal (30 properties)			63	17,787,406	90.7%	$412,585	$3,157,496	$2,393,098
	All other properties (15 properties)			29	2,887,501	88.0%	27,772	245,446	181,058
	Total (45 properties)			92	20,674,907	90.3%	$440,357	$3,402,942	$2,574,156

	Same Property NOI & Cash Basis NOI Composition			Q2 2016 NOI	% of NOI	Q2 2016 Cash Basis NOI	% of Cash Basis NOI
	Top 30 Properties			$82,503	95.6%	$64,126	94.7%
	All other properties (15 properties)			3,808	4.4%	3,580	5.3%
	Total (45 properties)			$86,311	100.0%	$67,706	100.0%

(1)	Excludes properties classified as held for sale.
(2)	Weighted based on square feet.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Properties (1)	45	60	65	67	86
Total square feet (1)(2)	20,675	23,037	23,952	25,258	29,357
Percentage leased	90.3%	91.4%	91.4%	91.9%	90.6%

Total Leasing Activity
Square feet	802	1,853	984	1,384	1,030
Lease term (years)	8.4	7.8	6.7	6.3	5.5
Starting cash rent	$25.73	$29.48	$24.57	$29.89	$21.37
Percent change in cash rent (3)	(3.7)%	(1.3)%	5.6%	3.2%	(1.9)%
Percent change in GAAP rent (3)	6.9%	11.2%	15.5%	9.1%	5.4%
Total TI & LC per square foot (4)	$48.85	$25.44	$38.44	$39.35	$22.63
Total TI & LC per sq. ft. per year of lease term (4)	$5.84	$3.27	$5.74	$6.22	$4.11

Renewal Leases
Square feet	307	1,569	585	955	518
Lease term (years)	5.5	7.4	4.0	5.0	5.2
Starting cash rent	$23.56	$28.92	$23.58	$28.95	$22.55
Percent change in cash rent (3)	(1.0)%	0.3%	5.4%	3.1%	(3.4)%
Percent change in GAAP rent (3)	9.3%	13.2%	15.3%	8.5%	5.3%
Total TI & LC per square foot (4)	$18.68	$17.33	$15.13	$29.74	$19.37
Total TI & LC per sq. ft. per year of lease term (4)	$3.42	$2.33	$3.81	$5.89	$3.74

New Leases
Square feet	495	284	399	429	512
Lease term (years)	10.2	9.7	10.7	9.2	5.8
Starting cash rent	$27.08	$32.55	$26.03	$31.98	$20.18
Percent change in cash rent (3)	(5.4)%	(8.9)%	6.4%	3.6%	0.7%
Percent change in GAAP rent (3)	5.5%	1.9%	16.3%	11.4%	5.5%
Total TI & LC per square foot (4)	$67.56	$69.13	$72.68	$60.72	$25.93
Total TI & LC per sq. ft. per year of lease term (4)	$6.64	$7.15	$6.78	$6.62	$4.44

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Properties	45	45	45	45	45
Total square feet	20,675	20,675	20,542	20,542	20,542
Percentage leased	90.3%	90.6%	91.4%	91.5%	91.3%

Total Leasing Activity
Square feet	802	1,229	964	1,304	584
Lease term (years)	8.4	4.9	6.7	6.3	6.6
Starting cash rent	$25.73	$36.70	$24.55	$30.37	$26.68
Percent change in cash rent (1)	(3.7)%	(1.7)%	5.8%	3.1%	1.1%
Percent change in GAAP rent (1)	6.9%	7.2%	15.7%	8.9%	10.6%
Total TI & LC per square foot (2)	$48.85	$25.45	$38.82	$41.03	$33.81
Total TI & LC per sq. ft. per year of lease term (2)	$5.84	$5.16	$5.79	$6.47	$5.15

Renewal Leases
Square feet	307	954	570	911	323
Lease term (years)	5.5	3.5	3.9	5.1	6.3
Starting cash rent	$23.56	$37.90	$23.55	$29.23	$24.06
Percent change in cash rent (1)	(1.0)%	0.3%	5.7%	3.0%	(4.1)%
Percent change in GAAP rent (1)	9.3%	8.8%	15.6%	8.3%	6.0%
Total TI & LC per square foot (2)	$18.68	$12.04	$14.98	$30.85	$26.08
Total TI & LC per sq. ft. per year of lease term (2)	$3.42	$3.42	$3.86	$6.04	$4.15

New Leases
Square feet	495	275	394	393	261
Lease term (years)	10.2	9.8	10.8	9.2	6.9
Starting cash rent	$27.08	$32.55	$26.00	$33.01	$29.91
Percent change in cash rent (1)	(5.4)%	(9.7)%	6.1%	3.4%	9.7%
Percent change in GAAP rent (1)	5.5%	1.1%	16.1%	11.3%	18.1%
Total TI & LC per square foot (2)	$67.56	$72.00	$73.26	$64.63	$43.37
Total TI & LC per sq. ft. per year of lease term (2)	$6.64	$7.32	$6.80	$7.02	$6.26

The above leasing summary is based on leases executed during the periods indicated.

(1)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

OCCUPANCY AND LEASING ANALYSIS
(square feet in thousands)

Square Footage Leased - Three Months Ended June 30, 2016	Total Properties
	Square Feet	% Leased
Total Portfolio - March 31, 2016	21,055	91.4%
Less: Leased SF of Sold Properties and Properties Held for Sale	2,321	98.3%
Same Property - March 31, 2016	18,734	90.6%

Expirations	(858)	(4.2)%

Renewal Leases	307	1.5%
New Leases	495	2.4%
Total Leasing Activity	802	3.9%

Same Property - June 30, 2016	18,678	90.3%

Square Footage Leased - Six Months Ended June 30, 2016	Total Properties
	Square Feet	% Leased
Total Portfolio - December 31, 2015	21,897	91.4%
Less: Leased SF of Sold Assets	3,126	95.4%
Same Property - December 31, 2015	18,771	91.4%

Net impact of remeasurements	102	(0.1)%

Expirations	(2,226)	(10.8)%

Renewal Leases	1,261	6.1%
New Leases	770	3.7%
Total Leasing Activity	2,031	9.8%

Same Property - June 30, 2016	18,678	90.3%

Total Square Feet Owned as of
June 30, 2016	March 31, 2016	December 31, 2015
20,675	23,037	23,952

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands, except per square foot data)

CAPITAL SUMMARY	For the Three Months Ended
EXPENDITURES	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Tenant improvements	$19,537	$25,391	$20,874	$13,497	$11,734
Leasing costs	10,609	9,765	9,858	14,166	9,698
Building improvements (1)	7,713	6,541	8,151	5,327	5,175
Total capital expenditures	$37,859	$41,697	$38,883	$32,990	$26,607

Average square feet during period (2)	22,637	23,590	24,605	27,308	36,041

Building improvements per average total sq. ft. during period	$0.34	$0.28	$0.33	$0.20	$0.14

CAPITAL SUMMARY	For the Three Months Ended
LEASING COMMITMENTS	June 30, 2016
	New Leases	Renewals	Total
Rentable square feet leased during the period	495	307	802
Total TI & LC (3)	$33,438	$5,735	$39,173
Total TI & LC per square foot (3)	$67.56	$18.68	$48.85
Weighted average lease term by square foot (years)	10.2	5.5	8.4
Total TI & LC per sq. ft. per year of lease term (3)	$6.64	$3.42	$5.84

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of June 30, 2016
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	2.3%	4.3%	3.4
2	PNC Financial Services Group	583	3.1%	3.8%	4.7
3	Office Depot, Inc.	640	3.4%	3.7%	7.3
4	Groupon, Inc. (3)	376	2.0%	2.7%	9.6
5	Flextronics International Ltd.	1,051	5.6%	2.4%	3.5
6	Jones Day	343	1.8%	2.0%	10.0
7	Ballard Spahr LLP	217	1.2%	1.8%	13.6
8	Towers Watson & Co	302	1.6%	1.7%	4.0
9	RE/MAX Holdings, Inc.	248	1.3%	1.7%	11.8
10	Exelon Corporation	296	1.6%	1.5%	1.9
11	University of Pennsylvania Health System	267	1.4%	1.5%	9.3
12	Georgetown University	240	1.3%	1.4%	3.2
13	Wm. Wrigley Jr. Company	150	0.8%	1.3%	5.6
14	J.P. Morgan Chase & Co.	197	1.1%	1.3%	8.5
15	West Corporation	336	1.8%	1.2%	12.6
16	The United States Government	144	0.8%	1.1%	1.8
17	Truven Health Analytics	179	1.0%	1.1%	0.7
18	M&T Bank Corporation	218	1.2%	1.1%	2.3
19	TheraCom, LLC	156	0.8%	1.0%	6.6
20	Level 3 Communications, Inc.	95	0.5%	1.0%	9.6
21	Baxalta, Inc.	260	1.4%	1.0%	12.1
22	Capital One Financial Corp.	241	1.3%	1.0%	2.5
	Total	6,966	37.3%	39.6%	6.3

(1)	Tenants located in properties classified as held for sale are excluded.
(2)
Square footage is pursuant to existing leases as of June 30, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of June 30, 2016 (dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2016	75	372	2.0%	2.0%	$5,843	1.3%	1.3%
2017	124	1,284	6.9%	8.9%	34,836	7.9%	9.2%
2018	115	1,762	9.4%	18.3%	41,764	9.5%	18.7%
2019	116	1,476	7.9%	26.2%	37,059	8.4%	27.1%
2020	111	3,989	21.3%	47.5%	78,497	17.8%	44.9%
2021	93	2,068	11.1%	58.6%	53,202	12.1%	57.0%
2022	43	836	4.5%	63.1%	26,787	6.1%	63.1%
2023	51	1,716	9.2%	72.3%	47,351	10.8%	73.9%
2024	20	614	3.3%	75.6%	11,087	2.5%	76.4%
2025	23	967	5.2%	80.8%	26,098	5.9%	82.3%
Thereafter	54	3,594	19.2%	100.0%	77,833	17.7%	100.0%
Total	825	18,678	100.0%		$440,357	100.0%
Weighted average remaining
lease term (in years)		5.8			5.7

(1)
Square footage is pursuant to existing leases as of June 30, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not occupied.

PROPERTY DETAIL (1)
As of June 30, 2016
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Parkshore Plaza	Folsom	CA	4	269,281	70.3%	$3,356	$50,411	$44,535	2011	1999
2	Sky Park Centre	San Diego	CA	2	63,485	100.0%	1,429	9,833	6,385	2002	1986
3	1225 Seventeenth Street	Denver	CO	1	672,465	92.6%	21,900	153,655	129,825	2009	1982
4	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,379	63,610	54,531	2010	2007
5	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,664	34,302	24,722	2004	1982
6	1250 H Street, NW	Washington	DC	1	196,489	90.0%	7,911	71,916	44,677	1998	1992
7	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	53,874	2009	2006
8	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,472	19,818	1998	1986
9	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	127,960	2011	2008
10	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,407	70,362	56,756	2005	1999
11	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.3%	47,073	378,001	337,654	2011	2001
12	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	94.6%	16,586	91,768	78,737	2010	2005
13	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.9%	13,221	76,529	51,082	2005	1977
14	111 Monument Circle	Indianapolis	IN	2	1,121,764	86.6%	19,066	150,354	134,916	2012	1990
15	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,579	46,160	26,762	1995	1915
16	111 Market Place	Baltimore	MD	1	569,617	99.3%	12,786	77,474	51,510	2003	1990
17	25 S. Charles Street	Baltimore	MD	1	343,815	93.7%	7,270	38,504	25,365	2004	1972
18	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	3,025	33,670	21,538	1997	1995
19	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,034	65,718	45,772	2004	2002
20	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	94.8%	10,550	55,469	47,964	2010	2006
21	4700 Belleview Avenue	Kansas City	MO	1	80,615	65.4%	1,053	7,142	5,984	2008	1986
22	North Point Office Complex	Cleveland	OH	2	873,335	80.0%	15,616	125,128	100,912	2008	1988
23	Cherrington Corporate Center	Moon Township	PA	7	454,890	63.2%	6,164	72,307	50,691	1998; 1999	1997
24	1500 Market Street	Philadelphia	PA	1	1,773,967	92.9%	38,602	296,171	212,824	2002	1974
25	1600 Market Street	Philadelphia	PA	1	825,968	85.9%	20,480	133,896	76,513	1998	1983
26	1735 Market Street	Philadelphia	PA	1	1,290,678	66.5%	26,041	297,469	182,455	1998	1990
27	Foster Plaza	Pittsburgh	PA	8	727,365	86.0%	12,463	75,683	55,009	2005	1993
28	206 East 9th Street	Austin	TX	1	170,052	94.0%	6,210	49,006	44,733	2012	1984
29	4515 Seton Center Parkway	Austin	TX	1	117,265	99.4%	3,458	23,093	13,690	1999	1997
30	4516 Seton Center Parkway	Austin	TX	1	120,559	94.8%	3,252	23,735	13,599	1999	1985
31	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	99.7%	3,605	21,272	13,157	1999	1974
32	8701 N Mopac	Austin	TX	1	121,901	79.1%	2,290	18,814	11,907	1999	1982
33	Bridgepoint Square	Austin	TX	5	440,007	94.4%	12,312	89,373	50,991	1997	1995
34	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,635	59,706	1998	1976
35	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	19,750	152,834	128,858	2009	2008
36	600 108th Avenue NE	Bellevue	WA	1	256,829	98.9%	6,941	49,541	37,109	2004	2012
37	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	88.2%	11,084	81,056	68,215	2010	1989
Office Properties				74	18,695,445	90.3%	$430,448	$3,324,194	$2,510,736	2005	1989

PROPERTY DETAIL (1)
As of June 30, 2016
(sorted by geographic location, dollars in thousands)

Other Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
38	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,816	$15,350	$12,330	2006	1989
39	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	633	9,793	7,536	2006	2002
40	625 Crane Street	Aurora	IL	1	103,683	100.0%	444	1,614	1,511	2007	1977
41	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	845	6,530	3,761	1998	1995
42	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,909	16,357	12,566	2004	1970
43	6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	2,196	15,753	13,424	2009	2013
44	Raintree Industrial Park	Solon	OH	12	563,182	81.2%	2,066	12,318	11,259	2004	1975
Industrial/Flex				18	1,979,462	90.4%	$9,909	$77,715	$62,387	2005	1986

45	Cabot Business Park Land	Mansfield	MA	—	—	—%	$—	$1,033	$1,033	2003	—
Land				—	—	—%	$—	$1,033	$1,033	2003	—

Total Same Properties				92	20,674,907	90.3%	$440,357	$3,402,942	$2,574,156	2005	1989

Properties Held for Sale as of June 30, 2016 (3)
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
46	111 River Street (4)	Hoboken	NJ	1	566,215	100.0%	$23,440	$138,241	$115,428	2009	2002
47	128 Crews Drive	Columbia	SC	1	185,600	100.0%	639	3,747	3,205	2007	2011
48	111 Southchase Boulevard	Fountain Inn	SC	1	168,087	100.0%	829	6,164	4,564	2007	1987
49	1043 Global Avenue	Graniteville	SC	1	450,000	100.0%	1,484	16,886	13,102	2007	1998
Total Held for Sale				4	1,369,902	100.0%	$26,392	$165,038	$136,299	2008	2000

Total Portfolio				96	22,044,809	90.9%	$466,749	$3,567,980	$2,710,455	2005	1990

(1)	Excludes properties disposed prior to July 1, 2016.
(2)	Weighted based on square feet.
(3)	All properties held for sale as of June 30, 2016, have been sold during the third quarter.
(4)	Property is subject to a ground lease.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Executive Park	Atlanta	GA	9	427,443	72.8%	$4,990	$44,224	$29,365	2004; 2007	1972

2	3330 N Washington Boulevard	Arlington	VA	1	55,719	15.3%	273	8,823	5,519	1998	1987

3	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988

	Q1 2016 Dispositions			11	856,831	72.7%	$13,432	$108,152	$79,461	2006	1980

4	633 Ahua Street (3)	Honolulu	HI	1	93,141	81.5%	$1,808	$16,401	$12,545	2003	2006

5	1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	2,337	11,208	7,024	1999	1987

6	Lakewood on the Park	Austin	TX	2	180,558	84.1%	3,516	36,872	22,371	1998	1998

7	812 San Antonio Street	Austin	TX	1	59,321	90.1%	1,662	8,684	5,587	1999	1987
8	1601 Rio Grande Street	Austin	TX	1	56,219	89.6%	1,432	8,302	5,248	1999	1985
	Subtotal Downtown Austin Portfolio			2	115,540	89.9%	3,094	16,986	10,835	1999	1986

9	Leased Land	Gonzalez	CA	7	—	—%	2,965	31,968	28,957	2010	—

10	9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	2,433	20,326	13,711	2001	1984

11	785 Schilinger Road South	Mobile	AL	1	72,000	100.0%	1,318	11,269	9,218	2007	1998
12	401 Vine Street	Delmont	PA	1	53,980	100.0%	—	7,117	5,952	2007	1999
13	633 Frazier Drive	Franklin	TN	1	150,000	100.0%	2,402	18,980	16,187	2007	1999
14	9840 Gateway Boulevard North	El Paso	TX	1	72,000	100.0%	1,163	11,432	9,376	2007	1999
15	3003 South Expressway 281	Hidalgo	TX	1	150,000	100.0%	2,015	17,004	13,714	2007	1999
16	1331 North Center Parkway	Kennewick	WA	1	53,980	100.0%	853	9,187	7,635	2007	1999
	Subtotal Movie Theaters			6	551,960	100.0%	7,751	74,989	62,082	2007	1999

	Q2 2016 Dispositions			20	1,183,166	94.7%	$23,904	$208,750	$157,525	2003	1995

Total Disposed Year-to-Date				31	2,039,997	85.5%	$37,336	$316,902	$236,986	2004	1989

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted based on square feet.
(3)	633 Ahua Street is a self storage facility with 778 units.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
Weighted Average Share Calculation	2016	2015	2016	2015
Weighted average EQC common shares outstanding	124,595	128,894	124,780	128,893
Weighted average restricted shares outstanding	913	839	894	821
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	125,508	129,733	125,674	129,714
Weighted average number of dilutive RSUs(1)	1,429	804	1,555	491
Weighted average common shares outstanding - diluted - GAAP EPS, FFO, & Normalized FFO	126,937	130,537	127,229	130,205

Rollforward of Share Count to June 30, 2016	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2015	4,915	11,000	126,350
Issuance of restricted shares, net of forfeitures	—	—	167
Repurchase of common shares	—	—	(984)
Redemption of series E preferred shares	—	(11,000)	—
Outstanding on June 30, 2016	4,915	—	125,533
Series D preferred shares convertible into common shares on June 30, 2016(2)			2,363
Common shares issuable from RSUs as measured on June 30, 2016(1)			1,429
Potential common shares as measured on June 30, 2016			129,325

(1)
As of June 30, 2016, we had granted RSUs to certain employees, officers, and the Chairman of the Board of Trustees.  The RSUs contain both service and market-based vesting components.  None of the RSUs have vested. If the market-based vesting component was measured as of June 30, 2016, and 2015, 1,429 and 803 common shares would be issued to the RSU holders, respectively. Using a weighted average basis, 1,429 and 804 common shares are reflected in diluted earnings per common share, diluted FFO per common share, and diluted Normalized FFO per common share for the three months ended June 30, 2016 and 2015, respectively, and 1,555 and 491 common shares are reflected in these measures for the six months ended June 30, 2016 and 2015 respectively.

(2)
As of June 30, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(3)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of June 30, 2016, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended June 30, 2016 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our

DEFINITIONS

condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs are costs such as leasing commissions ("LC"'s) and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from April 1, 2015 through June 30, 2016. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2015 through June 30, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these measures to be appropriate supplemental measures to net income because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from April 1, 2015 through June 30, 2016. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2015 through June 30, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.